Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2025

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth Quarter 2025

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of
	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Assets:
Cash and cash equivalents	$219,972	$484,238	$484,808	$793,020	$432,151
Investment securities	890,582	849,226	711,906	615,663	595,626
Loans held for sale	117,350	40,206	36,802	41,265	32,387
Loans	5,446,329	5,281,374	5,373,020	5,289,793	5,439,466
Allowance for credit losses	(85,352)	(79,865)	(81,760)	(106,303)	(91,978)
Loans, net	5,360,977	5,201,509	5,291,260	5,183,490	5,347,488
Federal Home Loan Bank ("FHLB") stock, at cost	32,114	25,849	24,568	26,748	24,478
Premises and equipment, net	35,986	37,884	36,651	31,996	32,309
Right-of-use assets	31,330	32,804	34,327	35,857	36,182
Goodwill	40,516	40,516	40,516	40,516	40,516
Other real estate owned ("OREO")	1,277	1,246	1,054	1,107	1,160
Bank owned life insurance ("BOLI")	110,721	109,773	108,738	107,918	107,125
Other assets and accrued interest receivable	201,236	191,668	200,287	197,975	197,245
Total assets	$7,042,061	$7,014,919	$6,970,917	$7,075,555	$6,846,667

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,173,461	$1,239,023	$1,223,016	$1,375,234	$1,207,764
Interest-bearing	4,029,686	4,099,322	4,094,223	4,030,658	4,002,782
Total deposits	5,203,147	5,338,345	5,317,239	5,405,892	5,210,546

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	88,504	74,522	72,103	89,718	103,318
Operating lease liabilities	32,370	33,833	35,335	36,831	37,121
Federal Home Loan Bank advances	506,000	375,000	370,000	370,000	395,000
Other liabilities and accrued interest payable	109,747	108,699	116,134	139,025	108,653
Total liabilities	5,939,768	5,930,399	5,910,811	6,041,466	5,854,638

Stockholders' equity	1,102,293	1,084,520	1,060,106	1,034,089	992,029
Total liabilities and stockholders' equity	$7,042,061	$7,014,919	$6,970,917	$7,075,555	$6,846,667

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Years Ended
	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2025	Dec. 31, 2024
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$407,022	$476,681	$622,909	$516,785	$583,672	$505,468	$472,512
Investment securities, including FHLB stock	901,006	806,304	686,223	619,525	594,567	754,181	647,409
Loans, including loans held for sale	5,365,734	5,281,369	5,318,666	5,497,968	5,313,234	5,365,340	5,322,672
Total interest-earning assets	6,673,762	6,564,354	6,627,798	6,634,278	6,491,473	6,624,989	6,442,593

Allowance for credit losses	(79,832)	(81,196)	(105,726)	(102,271)	(82,301)	(92,164)	(92,071)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	70,289	82,616	125,098	389,994	93,927	165,892	139,775
Premises and equipment, net	38,868	37,557	33,250	32,513	32,933	35,570	33,397
Bank owned life insurance	110,385	109,381	108,416	107,599	106,814	108,954	105,560
Other assets	273,906	279,166	273,195	273,643	257,780	275,181	255,041

Total assets	$7,087,378	$6,991,878	$7,062,031	$7,335,756	$6,900,626	$7,118,422	$6,884,295

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$4,084,332	$4,078,925	$4,081,209	$4,041,991	$3,921,291	$4,071,750	$3,898,460
SSUARs and other short-term borrowings	133,851	73,135	87,760	108,760	142,007	100,869	101,680
Federal Home Loan Bank advances	377,793	372,283	370,000	520,778	370,780	409,718	400,032
Total interest-bearing liabilities	4,595,976	4,524,343	4,538,969	4,671,529	4,434,078	4,582,337	4,400,172

Noninterest-bearing liabilities and Stockholders’ Equity:
Noninterest-bearing deposits	1,261,600	1,254,609	1,323,622	1,491,084	1,328,885	1,331,886	1,374,457
Other liabilities	125,515	131,269	143,941	150,299	140,228	137,670	144,461
Stockholders' equity	1,104,287	1,081,657	1,055,499	1,022,844	997,435	1,066,529	965,205

Total liabilities and stockholders’ equity	$7,087,378	$6,991,878	$7,062,031	$7,335,756	$6,900,626	$7,118,422	$6,884,295

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Total Company Average Balance Sheet and Interest Rates

	Three Months Ended December 31, 2025			Three Months Ended December 31, 2024
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$407,022	$3,965	3.86%	$583,672	$7,051	4.81%
Investment securities, including FHLB stock (a)	901,006	9,296	4.09	594,567	4,716	3.16
TRS Refund Advances (b)	2,559	288	44.65	23,219	2,604	44.62
RCS LOC products (b)	43,931	11,411	103.05	46,447	12,569	107.66
Other RPG loans	93,406	1,399	5.94	121,488	1,896	6.21
Outstanding Warehouse lines of credit	624,655	10,587	6.72	552,856	10,333	7.44
Traditional Bank loans (c)	4,601,183	66,287	5.72	4,569,224	63,939	5.57
Total loans (d)	5,365,734	89,972	6.65	5,313,234	91,341	6.84

Total interest-earning assets	6,673,762	103,233	6.14	6,491,473	103,108	6.32

Allowance for credit losses	(79,832)			(82,301)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	70,289			93,927
Premises and equipment, net	38,868			32,933
Bank owned life insurance	110,385			106,814
Other assets (a)	273,906			257,780
Total assets	$7,087,378			$6,900,626

LIABILITIES AND STOCKHOLDERS’ EQUITY

Interest-bearing liabilities:
Transaction accounts	$1,643,909	$2,229	0.54%	$1,726,893	$4,358	1.00%
Money market accounts	1,539,777	10,027	2.58	1,320,103	10,286	3.10
Time deposits	479,839	4,483	3.71	397,671	3,988	3.99
Reciprocal money market and time deposits	319,758	2,347	2.91	336,110	3,110	3.68
Brokered deposits	101,049	1,176	4.62	140,514	1,783	5.05

Total interest-bearing deposits	4,084,332	20,262	1.97	3,921,291	23,525	2.39

SSUARs and other short-term borrowings	133,851	111	0.33	142,007	143	0.40
Federal Home Loan Bank advances	377,793	4,050	4.25	370,780	4,046	4.34

Total interest-bearing liabilities	4,595,976	24,423	2.11	4,434,078	27,714	2.49

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,261,600			1,328,885
Other liabilities	125,515			140,228
Stockholders’ equity	1,104,287			997,435
Total liabilities and stockholders’ equity	$7,087,378			$6,900,626

Net interest income		$78,810			$75,394

Net interest spread			4.03%			3.83%

Net interest margin			4.69%			4.62%

(a)	For the purpose of this calculation, the fair market value adjustment on debt securities is included as a component of other assets.
(b)	Interest income for TRS Refund Advances and RCS LOC products is composed entirely of loan fees.
(c)	Average balances for loans include the principal balance of nonaccrual loans and loans held for sale (not carried at fair value), and are inclusive of all loan premiums, discounts, fees, and costs.
(d)	See Footnote 1 for detail of loan fees by reporting segment.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					Years Ended
	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2025	Dec. 31, 2024

Total interest income (1)	$103,233	$103,239	$102,203	$129,838	$103,108	$438,513	$432,986
Total interest expense	24,423	26,269	26,001	27,150	27,714	103,843	120,832
Net interest income	78,810	76,970	76,202	102,688	75,394	334,670	312,154

Provision (2)	10,079	2,023	1,823	17,672	12,951	31,597	54,376

Noninterest income:
Service charges on deposit accounts	3,825	3,646	3,505	3,460	3,654	14,436	14,186
Net refund transfer fees	108	1,117	2,567	13,893	143	17,685	15,356
Mortgage banking income (3)	1,620	2,064	1,896	1,821	1,454	7,401	5,438
Interchange fee income	2,884	3,030	3,200	3,077	3,173	12,191	12,967
Program fees (3)	4,444	4,888	4,451	3,822	4,279	17,605	17,818
Increase in cash surrender value of BOLI	947	1,035	821	793	836	3,596	3,208
Net losses on OREO	(53)	(52)	(53)	(53)	(52)	(211)	(206)
Gain on sale of Visa Class B-1 shares	—	—	—	4,090	—	4,090	—
Other (3)	1,684	840	1,257	2,251	631	6,032	3,883
Total noninterest income	15,459	16,568	17,644	33,154	14,118	82,825	72,650

Noninterest expense:
Salaries and employee benefits	34,163	31,027	30,801	31,069	30,999	127,060	118,650
Technology, equipment, and communication	8,581	8,710	8,684	8,643	8,316	34,618	30,690
Occupancy	3,673	3,547	3,391	3,564	3,401	14,175	13,856
Marketing and development	2,422	2,668	1,243	1,387	2,827	7,720	9,439
FDIC insurance expense	751	763	731	819	728	3,064	3,012
Interchange related expense	1,609	1,640	1,488	1,636	1,595	6,373	5,845
Legal and professional fees	825	1,100	666	1,118	794	3,709	3,489
Core conversion and contract consulting fees	220	97	182	5,714	—	6,213	—
Merger expense	—	—	—	—	—	—	41
Other (2)	4,351	4,201	4,447	4,258	4,851	17,257	17,703
Total noninterest expense	56,595	53,753	51,633	58,208	53,511	220,189	202,725

Income before income tax expense	27,595	37,762	40,390	59,962	23,050	165,709	127,703
Income tax expense	4,774	8,018	8,906	12,694	4,034	34,392	26,332

Net income	$22,821	$29,744	$31,484	$47,268	$19,016	$131,317	$101,371

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Years Ended
	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2025	Dec. 31, 2024
Per Share Data:

Basic weighted average shares outstanding	19,744	19,733	19,721	19,711	19,672	19,744	19,650
Diluted weighted average shares outstanding	19,799	19,791	19,784	19,797	19,778	19,809	19,736

Period-end shares outstanding:
Class A Common Stock	17,393	17,387	17,378	17,368	17,298	17,393	17,298
Class B Common Stock	2,148	2,149	2,149	2,150	2,150	2,148	2,150

Book value per share (4)	$56.41	$55.51	$54.29	$52.98	$51.01	$56.41	$51.01
Tangible book value per share (4)	53.91	53.01	51.78	50.46	48.47	53.91	48.47

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.17	$1.53	$1.62	$2.43	$0.99	$6.74	$5.24
Basic EPS - Class B Common Stock	1.07	1.39	1.47	2.21	0.89	6.13	4.76
Diluted EPS - Class A Common Stock	1.17	1.52	1.61	2.42	0.98	6.72	5.21
Diluted EPS - Class B Common Stock	1.06	1.39	1.47	2.20	0.89	6.11	4.74

Cash dividends declared per Common share:
Class A Common Stock	$0.451	$0.451	$0.451	$0.451	$0.407	$1.804	$1.628
Class B Common Stock	0.410	0.410	0.410	0.410	0.370	1.640	1.480

Performance Ratios:

Return on average assets	1.28%	1.69%	1.79%	2.61%	1.10%	1.84%	1.47%
Return on average equity	8.20	10.91	11.96	18.74	7.63	12.31	10.50
Efficiency ratio (5)	59.8	57.4	55.0	40.3	59.8	52.0	52.7
Yield on average interest-earning assets (1)	6.14	6.24	6.19	7.94	6.32	6.62	6.72
Cost of average interest-bearing liabilities	2.11	2.30	2.30	2.36	2.49	2.27	2.75
Cost of average deposits (6)	1.50	1.64	1.62	1.57	1.79	1.58	1.94
Net interest spread (1)	4.03	3.94	3.89	5.58	3.83	4.35	3.97
Net interest margin - Total Company (1)	4.69	4.65	4.61	6.28	4.62	5.05	4.85
Net interest margin - Core Bank (1)	3.87	3.78	3.72	3.70	3.64	3.77	3.48

Other Information:

End of period FTEs (7) - Total Company	973	978	974	981	989	973	989
End of period FTEs (7) - Core Bank	911	918	917	923	933	911	933
Number of full-service banking centers	47	47	47	47	47	47	47

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of
	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Loan Composition:

Traditional Banking:
Residential real estate:
Owner-occupied	$1,040,080	$1,044,737	$1,031,898	$1,025,461	$1,032,459
Nonowner-occupied	283,246	291,373	303,357	311,955	318,096
Commercial real estate	1,797,738	1,766,616	1,789,043	1,806,760	1,813,177
Construction & land development	238,455	246,065	258,817	238,562	244,121
Commercial & industrial	528,873	488,786	481,219	482,955	460,245
Lease financing receivables	20,523	96,605	96,547	93,159	93,304
Aircraft	203,120	202,742	211,910	219,292	226,179
Home equity	413,638	399,691	387,599	365,631	353,441
Consumer:
Credit cards	10,711	10,787	10,315	11,136	16,464
Overdrafts	971	881	826	779	982
Automobile loans	738	813	916	1,031	1,156
Other consumer	8,204	9,210	9,705	9,638	9,555
Total Traditional Banking	4,546,297	4,558,306	4,582,152	4,566,359	4,569,179
Warehouse lines of credit	754,090	609,826	671,773	569,502	550,760
Total Core Banking	5,300,387	5,168,132	5,253,925	5,135,861	5,119,939

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	12,924	—	—	30,344	138,614
Other TRS commercial & industrial loans	19,473	292	95	5,841	52,180
Republic Credit Solutions	113,545	112,950	119,000	117,747	128,733
Total Republic Processing Group	145,942	113,242	119,095	153,932	319,527

Total Loans - Total Company	$5,446,329	$5,281,374	$5,373,020	$5,289,793	$5,439,466

Allowance for Credit Losses on Loans ("Allowance"):

Traditional Banking	$63,662	$58,479	$59,055	$58,851	$59,756
Warehouse Lending	1,882	1,522	1,676	1,421	1,374
Total Core Banking	65,544	60,001	60,731	60,272	61,130

Tax Refund Solutions	333	1	—	25,981	9,861
Republic Credit Solutions	19,475	19,863	21,029	20,050	20,987
Total Republic Processing Group	19,808	19,864	21,029	46,031	30,848

Total Allowance - Total Company	$85,352	$79,865	$81,760	$106,303	$91,978

Allowance to Total Loans:

Traditional Banking	1.40%	1.28%	1.29%	1.29%	1.31%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25
Total Core Banking	1.24	1.16	1.16	1.17	1.19

Tax Refund Solutions	1.03	0.34	—	71.80	5.17
Republic Credit Solutions	17.15	17.59	17.67	17.03	16.30
Total Republic Processing Group	13.57	17.54	17.66	29.90	9.65

Total Company	1.57	1.51	1.52	2.01	1.69

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Years Ended
	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2025	Dec. 31, 2024

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$23,806	$21,572	$21,537	$22,730	$22,619	$23,806	$22,619
Loans past due 90-days-or-more and still on accrual	161	137	105	120	141	161	141
Total nonperforming loans	23,967	21,709	21,642	22,850	22,760	23,967	22,760
OREO	1,277	—	1,054	1,107	1,160	1,277	1,160
Total nonperforming assets	$25,244	$21,709	$22,696	$23,957	$23,920	$25,244	$23,920

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$23,806	$21,572	$21,537	$22,730	$22,619	$23,806	$22,619
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—	—	—
Total nonperforming loans	23,806	21,572	21,537	22,730	22,619	23,806	22,619
OREO	1,277	—	1,054	1,107	1,160	1,277	1,160
Total nonperforming assets	$25,083	$21,572	$22,591	$23,837	$23,779	$25,083	$23,779

Delinquent Loans:
Core Bank	$13,925	$10,691	$9,953	$9,031	$10,185	$13,925	$10,185
RPG	8,938	8,691	9,133	8,282	10,304	8,938	10,304
Total delinquent loans - Total Company	$22,863	$19,382	$19,086	$17,313	$20,489	$22,863	$20,489

NCOs (Recoveries) by Segment:
Traditional Bank	$879	$251	$313	$136	$277	$1,579	$2,493
Warehouse Lending	—	—	—	—	—	—	—
Core Bank	879	251	313	136	277	1,579	2,493
Tax Refund Solutions	(894)	(1,468)	22,049	(693)	(2,159)	18,994	24,112
Republic Credit Solutions	4,607	5,135	4,004	3,904	5,018	17,650	17,933
RPG	3,713	3,667	26,053	3,211	2,859	36,644	42,045
Total NCOs (recoveries) - Total Company	$4,592	$3,918	$26,366	$3,347	$3,136	$38,223	$44,538

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.44%	0.41%	0.40%	0.43%	0.42%	0.44%	0.42%
Nonperforming assets to total loans (including OREO)	0.46	0.43	0.42	0.45	0.44	0.46	0.44
Nonperforming assets to total assets	0.36	0.33	0.33	0.34	0.35	0.36	0.35
Allowance for credit losses to total loans	1.57	1.51	1.52	2.01	1.69	1.57	1.69
Allowance for credit losses to nonperforming loans	356	368	378	465	404	356	404
Delinquent loans to total loans (8)	0.42	0.37	0.36	0.33	0.38	0.42	0.38
Annualized NCOs (recoveries) to average loans	0.34	0.29	1.99	0.24	0.24	0.71	0.84

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.45%	0.42%	0.41%	0.44%	0.44%	0.45%	0.44%
Nonperforming assets to total loans (including OREO)	0.47	0.44	0.43	0.46	0.46	0.47	0.46
Nonperforming assets to total assets	0.38	0.35	0.35	0.37	0.39	0.38	0.39
Allowance for credit losses to total loans	1.24	1.16	1.16	1.17	1.19	1.24	1.19
Allowance for credit losses to nonperforming loans	275	278	282	265	270	275	270
Delinquent loans to total loans (8)	0.26	0.21	0.19	0.18	0.20	0.26	0.20
Annualized NCOs (recoveries) to average loans	0.07	0.02	0.02	0.01	0.02	0.03	0.05

TRS Refund Advances ("RAs and ERAs")

RAs and ERAs originated	$12,924	$—	$—	$662,556	$138,614	$675,480	$909,705
Net (credit) charge to the Provision for RAs and ERAs	(598)	(1,454)	(3,934)	15,335	7,637	9,349	29,886
RAs and ERAs NCOs (recoveries)	(894)	(1,454)	21,885	(691)	(2,156)	18,846	24,022

Republic Bancorp, Inc.

Earnings Release

Financial Supplement

Fourth Quarter 2025 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker (“CODM”), who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of December 31, 2025, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending, Tax Refund Solutions, Republic Payment Solutions, and Republic Credit Solutions. Management considers the first two segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last three segments collectively constitute Republic Processing Group operations.

The Company’s Executive Chair and Chief Executive Officer serves as the Company’s CODM. Income (loss) before income tax expense is the reportable measure of segment profit or loss that the CODM regularly reviews and utilizes to allocate resources and evaluate performance.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking	Provides traditional banking products to clients in its market footprint via its banking center network and to clients outside of its market footprint primarily via its digital delivery channels.	Net interest income

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the U.S.	Net interest income

Republic Processing Group:

Tax Refund Solutions

Offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.

Net interest income and Net refund transfer fees

Republic Payment Solutions	Offers general-purpose reloadable cards. RPS products are primarily provided to clients outside of the Bank’s market footprint.	Net interest income and Program fees

Republic Credit Solutions

Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.

Net interest income and Program fees

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s most recent Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth Quarter 2025 (continued)

Segment information for the quarters and years ended December 31, 2025, and 2024 follows:

	Three Months Ended December 31, 2025
	Core Banking			Republic Processing Group
			Total	Tax	Republic		Republic
	Traditional	Warehouse	Core	Refund	Payment		Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions		Solutions	RPG	Company

Net interest income	$59,483	$4,238	$63,721	$335	$3,060		$11,694	$15,089	$78,810

Provision for expected credit loss expense	6,062	360	6,422	(562)	—		4,219	3,657	10,079

Net refund transfer fees	—	—	—	108	—		—	108	108
Mortgage banking income	1,620	—	1,620	—	—		—	—	1,620
Program fees	—	—	—	—	665		3,779	4,444	4,444
Other noninterest income	9,100	19	9,119	17	150		1	168	9,287
Total noninterest income	10,720	19	10,739	125	815		3,780	4,720	15,459

Total noninterest expense	48,347	1,000	49,347	2,790	1,293		3,165	7,248	56,595

Income before income tax expense	15,794	2,897	18,691	(1,768)	2,582		8,090	8,904	27,595
Income tax expense	2,148	653	2,801	(378)	569		1,782	1,973	4,774

Net income	$13,646	$2,244	$15,890	$(1,390)	$2,013		$6,308	$6,931	$22,821

Period-end assets	$5,817,278	$754,564	$6,571,842	$32,165	$314,814		$123,240	$470,219	$7,042,061

Net interest margin	3.99%	2.69%	3.87%	NM	NM	%	NM	NM	4.69%

Net-revenue concentration*	75%	5%	80%	-%	4%		16%	20%	100%

	Three Months Ended December 31, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic		Republic
	Traditional	Warehouse	Core	Refund	Payment		Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions		Solutions	RPG	Company

Net interest income	$53,942	$3,718	$57,660	$2,247	$2,590		$12,897	$17,734	$75,394

Provision for expected credit loss expense	479	(112)	367	7,701	—		4,883	12,584	12,951

Net refund transfer fees	—	—	—	143	—		—	143	143
Mortgage banking income	1,454	—	1,454	—	—		—	—	1,454
Program fees	—	—	—	—	802		3,477	4,279	4,279
Other noninterest income	8,204	20	8,224	15	2		1	18	8,242
Total noninterest income	9,658	20	9,678	158	804		3,478	4,440	14,118

Total noninterest expense	44,926	917	45,843	2,818	1,182		3,668	7,668	53,511

Income before income tax expense	18,195	2,933	21,128	(8,114)	2,212		7,824	1,922	23,050
Income tax expense	2,889	661	3,550	(1,729)	497		1,716	484	4,034

Net income	$15,306	$2,272	$17,578	$(6,385)	$1,715		$6,108	$1,438	$19,016

Period-end assets	$5,608,110	$551,747	$6,159,857	$217,662	$335,369		$133,779	$686,810	$6,846,667

Net interest margin	3.73%	2.68%	3.64%	NM	NM	%	NM	NM	4.62%

Net-revenue concentration*	71%	4%	75%	3%	4%		18%	25%	100%

* Net revenue represents net interest income plus total noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth Quarter 2025 (continued)

	Year Ended December 31, 2025
	Core Banking			Republic Processing Group
			Total	Tax	Republic		Republic
	Traditional	Warehouse	Core	Refund	Payment		Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions		Solutions	RPG	Company

Net interest income	$226,608	$14,620	$241,228	$30,489	$13,810		$49,143	$93,442	$334,670

Provision for expected credit loss expense	5,485	508	5,993	9,466	—		16,138	25,604	31,597

Net refund transfer fees	—	—	—	17,685	—		—	17,685	17,685
Mortgage banking income	7,401	—	7,401	—	—		—	—	7,401
Program fees	—	—	—	—	2,948		14,657	17,605	17,605
Gain on sale of Visa Class B-1 shares	4,090	—	4,090	—	—		—	—	4,090
Other noninterest income	35,541	83	35,624	265	152		3	420	36,044
Total noninterest income	47,032	83	47,115	17,950	3,100		14,660	35,710	82,825

Total noninterest expense	189,080	3,768	192,848	10,865	4,637		11,839	27,341	220,189

Income before income tax expense	79,075	10,427	89,502	28,108	12,273		35,826	76,207	165,709
Income tax expense	15,395	2,350	17,745	6,116	2,678		7,853	16,647	34,392

Net income	$63,680	$8,077	$71,757	$21,992	$9,595		$27,973	$59,560	$131,317

Period-end assets	$5,817,278	$754,564	$6,571,842	$32,165	$314,814		$123,240	$470,219	$7,042,061

Net interest margin	3.88%	2.63%	3.77%	NM	NM	%	NM	NM	5.05%

Net-revenue concentration*	65%	4%	69%	12%	4%		15%	31%	100%

	Year Ended December 31, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic		Republic
	Traditional	Warehouse	Core	Refund	Payment		Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions		Solutions	RPG	Company

Net interest income	$203,139	$12,469	$215,608	$34,420	$11,811		$50,315	$96,546	$312,154

Provision for expected credit loss expense	3,241	527	3,768	29,983	—		20,625	50,608	54,376

Net refund transfer fees	—	—	—	15,356	—		—	15,356	15,356
Mortgage banking income	5,438	—	5,438	—	—		—	—	5,438
Program fees	—	—	—	—	3,121		14,697	17,818	17,818
Other noninterest income	33,641	62	33,703	180	151		4	335	34,038
Total noninterest income	39,079	62	39,141	15,536	3,272		14,701	33,509	72,650

Total noninterest expense	169,298	3,611	172,909	11,605	4,101		14,110	29,816	202,725

Income before income tax expense	69,679	8,393	78,072	8,368	10,982		30,281	49,631	127,703
Income tax expense	13,306	1,892	15,198	1,970	2,427		6,737	11,134	26,332

Net income	$56,373	$6,501	$62,874	$6,398	$8,555		$23,544	$38,497	$101,371

Period-end assets	$5,608,110	$551,747	$6,159,857	$217,662	$335,369		$133,779	$686,810	$6,846,667

Net interest margin	3.55%	2.65%	3.48%	NM	NM	%	NM	NM	4.85%

Net-revenue concentration*	63%	3%	66%	13%	4%		17%	34%	100%

* Net revenue represents net interest income plus total noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth Quarter 2025 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents total loan fees by segment:

	Three Months Ended					Years Ended
(in thousands)	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2025	Dec. 31, 2024

Traditional Banking	$2,003	$1,393	$1,367	$1,291	$1,161	$6,054	$5,326
Warehouse Lending	362	364	369	310	308	1,405	1,285
Total Core Bank	2,365	1,757	1,736	1,601	1,469	7,459	6,611
TRS	288	17	25	33,675	2,605	34,005	39,274
RCS	11,411	12,123	12,434	12,237	12,569	48,205	48,148
Total RPG	11,699	12,140	12,459	45,912	15,174	82,210	87,422

Total loan fees - Total Company	$14,064	$13,897	$14,195	$47,513	$16,643	$89,669	$94,033

(2)	Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans. Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)	In the ordinary course of business, the Bank originates both mortgage and consumer loans with the intent to sell. Mortgage loans originated with the intent to sell are primarily originated and sold into the secondary market through the Traditional Banking segment, while consumer loans originated with the intent to sell are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of “Mortgage Banking” income. Gains on sale of RCS consumer loans are recorded as a component of “Program Fees.” During the first quarter of 2025, the Traditional Banking segment entered into an agreement to sell approximately $5 million of consumer credit cards. As a result, these loans were transferred from held for investment to HFS. The gain on the sale of the consumer credit cards was recorded as a component of “Other” noninterest income during the second quarter of 2025. During the fourth quarter of 2025, the Traditional Banking segment entered into an agreement to sell approximately $82 million of loans and lease financing receivables. As a result, these loans and lease financing receivables were transferred from held for investment to HFS at December 31, 2025.

	As of and for the Three Months Ended					As of and for the Years Ended
(dollars in thousands)	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2025	Dec. 31, 2024

Mortgage Loans Held for Sale

Balance, beginning of period	$15,338	$8,850	$9,140	$8,312	$8,526	$8,312	$3,227
Originations	58,417	59,494	51,788	41,233	50,065	210,932	186,959
Transferred from held for investment to held for sale	—	—	—	—	—	—	68,173
Proceeds from sales	(67,560)	(54,716)	(53,561)	(41,816)	(51,724)	(217,653)	(253,922)
Net gain on sale	1,321	1,710	1,483	1,411	1,445	5,925	3,875
Balance, end of period	$7,516	$15,338	$8,850	$9,140	$8,312	$7,516	$8,312

Consumer Loans Held for Sale

Balance, beginning of period	$24,868	$27,952	$32,125	$24,075	$25,881	$24,075	$24,008
Originations	277,273	271,718	321,127	266,651	290,881	1,136,769	940,901
Transferred from held for investment to held for sale	—	—	—	4,977	—	4,977	—
Proceeds from sales	(277,926)	(278,908)	(329,345)	(266,633)	(296,163)	(1,152,812)	(950,249)
Net gain on sale	3,780	4,106	4,045	3,055	3,476	14,986	11,221
Balance, end of period	$27,995	$24,868	$27,952	$32,125	$24,075	$27,995	$25,881

Other Loans Held for Sale

Balance, beginning of period	$—	$—	$—	$—	$—	$—	$—
Transferred from held for investment to held for sale	81,839	—	—	—	—	81,839	—
Balance, end of period	$81,839	$—	$—	$—	$—	$81,839	$—

(4)	The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024

Total stockholders' equity - GAAP (a)	$1,102,293	$1,084,520	$1,060,106	$1,034,089	$992,029
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,811	6,798	6,840	6,875	6,975
Less: Core deposit intangible	1,535	1,637	1,739	1,841	1,957
Tangible stockholders' equity - Non-GAAP (c)	$1,053,431	$1,035,569	$1,011,011	$984,857	$942,581

Total assets - GAAP (b)	$7,042,061	$7,014,919	$6,970,917	$7,075,555	$6,846,667
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,811	6,798	6,840	6,875	6,975
Less: Core deposit intangible	1,535	1,637	1,739	1,841	1,957
Tangible assets - Non-GAAP (d)	$6,993,199	$6,965,968	$6,921,822	$7,026,323	$6,797,219

Total stockholders' equity to total assets - GAAP (a/b)	15.65%	15.46%	15.21%	14.61%	14.49%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	15.06%	14.87%	14.61%	14.02%	13.87%

Number of shares outstanding (e)	19,541	19,536	19,527	19,518	19,448

Book value per share - GAAP (a/e)	$56.41	$55.51	$54.29	$52.98	$51.01
Tangible book value per share - Non-GAAP (c/e)	53.91	53.01	51.78	50.46	48.47

(5)	The efficiency ratio equals total noninterest expense divided by the sum of net interest income and noninterest income (total revenue). The adjusted efficiency ratio, a non-GAAP measure with no GAAP comparable, excludes notable nonrecurring revenues and expenses related to the gain on the sale of Visa Class B-1 shares, gain on sale of consumer credit cards, insurance proceeds, expenses related to the Bank’s planned core system conversion, as well as merger expenses.

	Three Months Ended					Years Ended
(dollars in thousands)	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2025	Dec. 31, 2024

Net interest income - GAAP (a)	$78,810	$76,970	$76,202	$102,688	$75,394	$334,670	$312,154
Noninterest income - GAAP (b)	15,459	16,568	17,644	33,154	14,118	82,825	72,650
Total net revenue - GAAP (c)	$94,269	$93,538	$93,846	$135,842	$89,512	$417,495	$384,804
Less: Gain on sale of Visa Class B-1 shares	—	—	—	4,090	—	4,090	—
Less: Gain on sale of consumer credit card portfolio	—	—	328	—	—	328	—
Less: Insurance proceeds	—	—	—	1,571	—	1,571	—
Total adjusted revenue - Non-GAAP (e)	$94,269	$93,538	$93,518	$130,181	$89,512	$411,506	$384,804

Noninterest expense - GAAP (d)	$56,595	$53,753	$51,633	$58,208	$53,511	$220,189	$202,725
Less: Merger expenses	—	—	—	—	—	—	41
Less: Core conversion and contract consulting fees	220	97	182	5,714	—	6,213	—
Total adjusted noninterest expense - Non-GAAP (f)	$56,375	$53,656	$51,451	$52,494	$53,511	$213,976	$202,684

Efficiency Ratio - GAAP (d/c)	60.0%	57.5%	55.0%	42.8%	59.8%	52.7%	52.7%
Adjusted Efficiency Ratio - Non-GAAP (f/e)	59.8%	57.4%	55.0%	40.3%	59.8%	52.0%	52.7%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)	The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by either the number of days or the number of payments past due. Delinquent loans as of December 31, 2025, included $0 of Refund Advances (“RA”), which do not have a contractual due date, but the Company considered an RA delinquent in 2025 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

(9)	The following table presents the calculation of adjusted Core Bank period‑end deposits, a non‑GAAP measure. Core Bank deposits have been adjusted to exclude wholesale brokered deposits and listing‑service deposits. These deposits have been excluded because these funding sources behave very differently from relationship‑based funding, as they are obtained from third parties.

	Years Ended
(dollars in thousands)	2025	2024	$ Change	% Change

Total Core Bank Deposits - GAAP	$4,809,179	$4,606,457	$202,722	4%
Less: Core Bank Wholesale Brokered Deposits and listing service deposits	99,334	115,046	(15,712)	(14)
Total adjusted Core Bank Deposits - Non-GAAP	$4,709,845	$4,491,411	$218,434	5%

(10)	The following table presents the calculation of adjusted Traditional Bank period‑end loans, a non‑GAAP measure. Traditional Bank loans have been adjusted for loans and lease financing receivables that were transferred from held for investment to HFS at December 31, 2025.

	Years Ended
(dollars in thousands)	2025	2024	$ Change

Total Traditional Bank Loans - GAAP	$4,546,297	$4,569,178	$(22,881)
Add: Traditional Bank loans transferred from held for investment to held for sale	81,839	—	81,839
Total adjusted Traditional Bank Loans - Non-GAAP	$4,628,136	$4,569,178	$58,958

NM – Not meaningful

NA – Not applicable

QTD – Quarter-to-date

YTD – Year-to-date

CONTACT:

Republic Bancorp, Inc.

Kevin Sipes

Executive Vice President & Chief Financial Officer

(502) 560-8628